Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Commitments and Contingencies
NOTE 19. COMMITMENTS AND CONTINGENCIES

(a)	Claims and Litigation
From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2020, there were no pending or threatened lawsuits, except as disclosed below, that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers, or affiliates are an adverse party or has a material interest adverse to the Company’s interest.
During the year ended December 31, 2020, the Company recorded a provision of $0.1 million related to the Origin House acquisition. The Company subsequently reached an agreement to settle the previously recorded $0.1 million provision. The cash payment to settle the liability was made during the year ended December 31, 2020.
During the year ended December 31, 2020, a former executive of the Company commenced proceedings against the Company. On January 29, 2021, the Company commenced an action in the Supreme Court of British Columbia against various parties, including this former executive and a special purpose acquisition entity. On February 1, 2021, a binding settlement was reached and the terms were memorialized in an agreement as of March 1, 2021. The agreed-upon terms included a payment of 1.3 million SVS to the counterparty relating to certain equity awards previously held by the counterparty in exchange for a number of covenants including non-solicitation,
non-hire,
certain provisions surrounding voting rights and limitations on future sales of Company shares. As contemplated by the settlement, the Company discontinued the action on February 4, 2021 and a mutual release of claims resulted. At December 31, 2020, the Company recorded an estimated liability, based on certain assumptions impacting the value of the settlement and benefits to the Company, of $13.6 million for this settlement within Accounts payable and other accrued expenses, in accordance with IAS 37
Provisions, Contingent Liabilities and Contingent Assets
and IAS 10
Events After the Reporting Period
. The payment of 1.3 million SVS was made during the first quarter of 2021.

(b)	Contingencies
The Company’s operations are subject to a variety of local and state regulations. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management believes that the Company is in substantial compliance with applicable local and state regulations as of December 31, 2020, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties or restrictions in the future.

(c)	Commitments
As of December 31, 2020, the Company had total commitments related to construction projects of $31.6 million, which will mostly be reimbursed through tenant improvement allowances in 2021.